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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2000

                       TOTAL-TEL USA COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter.)

                                   NEW JERSEY
                 (State or other jurisdiction of incorporation.)


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
0-2180                                                   22-1656895
(Commission File Number)                                 (I.R.S.) Employer
                                                         Identification Number
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


                             OVERLOOK AT GREAT NOTCH
                                 150 CLOVE ROAD
                         LITTLE FALLS, NEW JERSEY 07424
              (Address of principal executive offices.) (Zip Code)

       Registrant's telephone number, including area code: (973) 812-1100

                                      NONE
         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS

Total-Tel USA Communications, Inc. (the "Company") announced on March 6, 2000, that Dennis J. Spina, will resign as its President and Chief Executive Officer effective March 17, 2000. Mr. Spina will remain on the Board of Directors of the Company. A copy of the Company's Press Release dated March 6, 2000 is filed herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.  See Exhibit Index attached hereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2000           TOTAL-TEL USA COMMUNICATIONS, INC.
                                (Registrant)

                                By:  /s/ Salvatore M. Quadrino

                                -------------------------------------
                                         Salvatore M. Quadrino,
                                         Vice President and Chief Financial
                                         Officer


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                                  EXHIBIT INDEX

EXHIBIT DESCRIPTION

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99 Press Release Dated: March 6, 2000 entitled, "TOTAL-TEL PRESIDENT RESIGNS"
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